SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                January 19, 2006


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
                                                     --------------

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01   CHANGE IN CERTIFYING ACCOUNTANT FOR CERTAIN GILLETTE PLANS

Effective January 19, 2006, Plante & Moran PLLC ("Plante & Moran") was engaged as the new independent registered public accounting firm for The Gillette Company Global Employee Stock Ownership Plan and The Gillette Company Employees' Savings Plan (the "Gillette Plans"), which file Annual Reports on Form 11-K pursuant to Section 15(d) of the Securities Act of 1934.

Previously, KPMG LLP ("KPMG") served as the independent registered public accounting firm for the Gillette Plans. On January 19, 2006, KPMG declined to stand for reelection in connection with an audit of the Gillette Plans starting with the annual audit of such plans for the fiscal year ended December 31, 2005. This change follows the merger between The Procter & Gamble Company (the "Company") and The Gillette Company.

The Procter & Gamble Master Savings Plan Committee for The Gillette Company Employees' Savings Plan and the Gillette Employee Stock Ownership Plan Committee for The Gillette Company Global Employee Stock Ownership Plan each approved the appointment of Plante & Moran as the new independent registered public accounting firm to replace KPMG. Neither the Board of Directors of the Company nor its Audit Committee was involved in this decision as it does not change the principal independent registered public accounting firm responsible for auditing the financial statements of The Procter & Gamble Company.

In connection with the audits of the Gillette Plans for the two fiscal years ended December 31, 2004, and the subsequent interim period through January 19, 2006, there were no disagreements with KPMG concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The Company is not aware of any "reportable events," as defined in
Item 304(a)(1)(v) of Regulation S-K, during the two fiscal years ended December 31, 2004 in connection with the Gillette Plans. The audit reports of KPMG contained in the Annual Report on Form 11-K filed in connection with the Gillette Plans for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company has requested that KPMG furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the statements in this paragraph. A copy of such letter dated January 19, 2006, is attached hereto as Exhibit 99.

During the fiscal years ended December 31, 2004 and 2003, neither the Company, The Gillette Company Employees' Savings Plan, nor The Gillette Company Global Employee Stock Ownership Plan consulted with Plante & Moran regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or on those of the Gillette Plans, and neither a written report was provided to the Company or the Gillette Plans nor oral advice was provided that Plante & Moran concluded was an important factor considered by the Company or the Gillette Plans in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any manner that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ STEVEN W. JEMISON
                                       -------------------------------------
                                       Steven W. Jemison, Secretary and
                                       Associate General Counsel
                                       January 19, 2006


                                    EXHIBITS

99.     KPMG Letter dated January 19, 2006